UNITED STATES

SECURITIES AND EXCHANGE COMMISION

Washington, D.C. 20549

________________________________

FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 of 15(D) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2013

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OICco Acquisition IV, Inc.

(Exact Name of registrant in its charter)

Delaware	6770	27-1521364
(State or jurisdiction of incorporation	(Primary Standard Industrial	(I.R.S. Employer
or organization)	Classification Code Number)	Identification No.)

4412 8th St. SW

Vero Beach, FL 32968

(Address of Principal Executive Offices) (Zip Code)

954-362-7598

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure

On December 31, 2013, OICco Acquisition IV, Inc. (“OICco” or the “Company”) issued a press release which announced the following:

OICco Acquisition IV, Inc. announced today that the Company has signed a letter of intent with Minneapolis, MN-based VapAria Corporation (“VapAria”) to enter into a share exchange and plan of reorganization that will result in VapAria shareholders owning 80% of the outstanding shares of the reorganized Company.  OICco is currently a publicly-reporting company and the reorganized Company expects to be as well.  The transaction is subject to the execution of definitive documents and approval of the Company’s shareholders. After the transaction is closed, expected sometime early in 2014, the Company anticipates initiating all the necessary steps to commence public trading, including, but not limited to the filing of a FINRA Form 15c2-11.

VapAria Corporation was founded in 2011 to engage in the research and development of vaporizing technologies and formulas.   It became an operating company in 2013.  VapAria has the rights to license a patent and three pending patents related to the vaporization and formulas and expects to use this intellectual property to develop, manufacture and launch various products into fast growing, dynamic markets in the US and throughout the world.  These markets include the world-wide electronic cigarette market- expected by some experts to reach $1.5 billion in annual sales in 2013 and reach $3 billion in sales by 2015. Information about VapAria, its management, the technology it owns the rights to license and its strategic objectives can be found at http://vaparia.com/.

Additionally, OICco announced that it would be using the social media sites Facebook and Twitter to release and announce material information.  The Company’s Facebook site is at https://www.facebook.com/pages/OICco-Acquisition-IV-INC/1470666619827041and the Company can be followed via Twitter at https://twitter.com/OICco_IV.

This current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements, other than statements of historical fact, made in this Current Report on Form 8-K are forward looking and subject to change.  The Company cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond the Company’s control, which may cause actual results and events to differ materially from those indicated in the forward-looking statements. Additional information concerning other factors is contained under the headings “Risk Factors” and “Management Discussion and Analysis of Financial Condition and Results of Operations” in OICco’s filing on Form S-1/A10 and any subsequent Forms filed with the Securities and Exchange Commission, which are incorporated by reference.  OICco undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OICco Acquisition IV, Inc.

Dated: December 31, 2013

By: /s/ Miguel Dotres

Miguel Dotres

President, Secretary and Director

Chief Executive Officer